IVY FUNDS
Delaware Ivy Apollo Multi-Asset Income Fund
(formerly, Ivy Apollo Multi-Asset Income Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Fund’s investment advisor, for the Fund. In addition, the Board approved appointing affiliated sub-advisors of the Manager, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), Macquarie Funds Management Hong Kong Limited (MFMHKL), and Macquarie Investment Management Global Limited (MIMGL), to provide discretionary investment management services in a sub-advisory capacity and appointing MIMAK portfolio managers and Aaron D. Young as new Fund portfolio managers. The Board also approved the termination of the Fund’s current sub-advisors. In connection with these changes, the Board voted to approve applicable revisions to the Fund’s investment strategies and benchmarks, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, all references to the Fund name will be changed to “Delaware Ivy Multi-Asset Income Fund” and all applicable references to the previous sub-advisors are replaced with references to the Manager, Delaware Management Company. In addition, the Fund’s investment strategies will change and the Fund will change to a diversified portfolio of global equity and equity income-generating securities (Repositioning). The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Multi asset fund	Multi asset fund
Benchmark	FTSE All-World High Dividend Yield Index and ICE BofA US High Yield Index	MSCI ACWI (All Country World Index) and ICE BofA US High Yield Index
Investment management	Investment manager: Delaware Management Company Portfolio managers: Mark Beischel Chad Gunther James Zelter Joseph Moroney	Investment manager: Delaware Management Company Portfolio managers: Stefan Löwenthal of MIMAK Jürgen Wurzer of MIMAK Aaron D. Young of Delaware Management Company

Sub-advisors:
Apollo Credit Management, LLC
LaSalle Investment Management Securities, LLC

Macquarie Investment Management Austria Kapitalanlage (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
Macquarie Funds Management Hong Kong Limited (MFMHKL)
Sub-advisors: MIMAK MIMEL MIMGL MFMHKL

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.